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Exhibit 99.2


           CERTIFICATION BY PRINCIPAL FINANCIAL OFFICER
     REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Valesc Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel Cohen, President and principal financial officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/ Samuel Cohen
                              --------------------------
                              Samuel Cohen
                              President and Principal
                              Financial Officer
                              Valesc Inc.